Press Release

July 25, 2019	FOR IMMEDIATE RELEASE

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CTS Announces Second Quarter 2019 Results
Delivering growth in a challenging environment
Lisle, Ill. - CTS Corporation (NYSE: CTS) today announced second quarter 2019 results.

•	Sales were $120.7 million, up 2.3% year-over-year. Sales to the transportation end market increased 8.7%, and sales to other end markets decreased 8.6%.

•	Net earnings were $11.9 million or $0.36 per diluted share, compared to $7.2 million or $0.21 in the second quarter of 2018.

•	Adjusted EPS was $0.40 per diluted share, up from $0.39 in the second quarter of 2018.

•	Total Booked Business was $1.875 billion, up 4.2% compared to the second quarter of 2018.
“Despite a challenging first half of the year, we delivered modest revenue and profit growth,” said Kieran O’Sullivan, CEO of CTS Corporation. “The fundamentals of the business remain sound. We are prioritizing our strategic initiatives and are focused on improving operational execution.”
2019 Guidance
Management is narrowing its 2019 guidance for sales from $460 - $500 million to $470 - $490 million, and for adjusted earnings per diluted share from $1.50 - $1.70 to $1.55 - $1.65.
Conference Call
As previously announced, the Company has scheduled a conference call at 11:00 a.m. (EDT) today to discuss the second quarter financial results. The dial-in number is 800-309-1256 (720-543-0314, if calling from outside the U.S.). The passcode is 092198. There will be a replay of the conference call from 2:00 p.m. (EDT) today through 2:00 p.m.

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(EDT) on Thursday, August 8, 2019. The telephone number for the replay is 888-203-1112 (719-457-0820, if calling from outside the U.S.). The replay passcode is 9390168. A live audio webcast of the conference call will be available and can be accessed directly from the Investors section of the website of CTS Corporation at www.ctscorp.com.
About CTS
CTS (NYSE: CTS) is a leading designer and manufacturer of products that Sense, Connect, and Move. The company manufactures sensors, actuators, and electronic components in North America, Europe, and Asia, and provides engineered products to customers in the aerospace/defense, industrial, medical, telecommunications/IT, and transportation markets.
For more information, visit www.ctscorp.com.
Safe Harbor
This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K. We undertake no obligation to publicly update our forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.
Contact
Ashish Agrawal
Vice President and Chief Financial Officer
CTS Corporation
4925 Indiana Avenue
Lisle, IL 60532
USA
Telephone: +1 (630) 577-8800
E-mail: ashish.agrawal@ctscorp.com
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CTS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS - UNAUDITED
(In thousands of dollars, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2019	2018	2019	2018
Net sales	$120,684	$118,021	$238,308	$231,551
Cost of goods sold	79,480	76,208	156,490	151,305
Gross Margin	41,204	41,813	81,818	80,246
Selling, general and administrative expenses	17,036	19,621	34,597	36,993
Research and development expenses	6,257	6,476	13,048	12,983
Restructuring charges	911	1,172	2,995	2,367
Gain on sale of assets	(83)	—	(122)	—
Operating earnings	17,083	14,544	31,300	27,903
Other income (expense):
Interest expense	(467)	(571)	(933)	(1,112)
Interest income	440	472	872	954
Other expense, net	(1,107)	(2,874)	(1,010)	(870)
Total other expense, net	(1,134)	(2,973)	(1,071)	(1,028)
Earnings before income taxes	15,949	11,571	30,229	26,875
Income tax expense	4,006	4,362	6,867	8,118
Net earnings	$11,943	$7,209	$23,362	$18,757
Earnings per share:
Basic	$0.36	$0.22	$0.71	$0.57
Diluted	$0.36	$0.21	$0.70	$0.56

Basic weighted – average common shares outstanding:	32,799	33,051	32,803	33,014
Effect of dilutive securities	406	513	422	513
Diluted weighted – average common shares outstanding:	33,205	33,564	33,225	33,527

Cash dividends declared per share	$0.04	$0.04	$0.08	$0.08

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CTS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands of dollars)

	(Unaudited)
	June 30,	December 31,
	2019	2018
ASSETS
Current Assets
Cash and cash equivalents	$105,578	$100,933
Accounts receivable, net	84,876	79,518
Inventories, net	43,154	43,486
Other current assets	16,811	15,422
Total current assets	250,419	239,359
Property, plant and equipment, net	99,878	99,401
Operating lease assets, net	23,846	—
Other Assets
Prepaid pension asset	56,331	54,100
Goodwill	71,057	71,057
Other intangible assets, net	56,805	60,180
Deferred income taxes	19,596	22,201
Other	2,769	2,043
Total other assets	206,558	209,581
Total Assets	$580,701	$548,341
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$50,942	$51,975
Operating lease obligations	2,076	—
Accrued payroll and benefits	9,901	14,671
Accrued liabilities	33,396	37,347
Total current liabilities	96,315	103,993
Long-term debt	50,000	50,000
Long-term operating lease obligations	24,702	—
Long-term pension and other post-retirement obligations	6,363	6,510
Deferred income taxes	3,823	3,990
Other long-term obligations	3,953	5,919
Total Liabilities	185,156	170,412
Commitments and Contingencies
Shareholders’ Equity
Common stock	307,775	306,697
Additional contributed capital	41,786	42,820
Retained earnings	499,585	478,847
Accumulated other comprehensive loss	(95,903)	(97,739)
Total shareholders’ equity before treasury stock	753,243	730,625
Treasury stock	(357,698)	(352,696)
Total shareholders’ equity	395,545	377,929
Total Liabilities and Shareholders’ Equity	$580,701	$548,341

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CTS CORPORATION AND SUBSIDIARIES
OTHER SUPPLEMENTAL INFORMATION - UNAUDITED

Earnings Per Share

The following table reconciles GAAP diluted earnings per share to adjusted diluted earnings per share for the Company:

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
GAAP diluted earnings per share	$0.36	$0.21	$0.70	$0.56

Tax affected charges to reported diluted earnings per share:
Restructuring charges	0.02	0.03	0.07	0.06
Foreign currency loss	0.02	0.07	0.01	0.02
Non-recurring costs of tax improvement initiatives	—	0.01	—	0.02
Non-recurring environmental charge	—	0.02	—	0.02
Non-cash pension expense	—	—	0.01	—
Discrete tax items	—	0.05	—	0.05
Adjusted diluted earnings per share	$0.40	$0.39	$0.79	$0.73

Additional Information

The following table includes other financial information not presented in the preceding financial statements.

	Three Months Ended		Six Months Ended
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Depreciation and amortization expense	$5,995	$5,478	$11,919	$10,961
Stock-based compensation expense	$1,579	$1,263	$2,793	$2,186

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Non-GAAP Financial Measures

Adjusted earnings per share is a non-GAAP financial measure. The most directly comparable GAAP financial measure is diluted earnings per share.

CTS adjusts for these items because they are discrete events, which have a significant impact on comparable GAAP financial measures and could distort an evaluation of our normal operating performance.

CTS uses an adjusted earnings per share measure to evaluate overall performance, establish plans and perform strategic analysis. Using this measure avoids distortion in the evaluation of operating results by eliminating the impact of events which are not related to normal operating performance. Because this measure is based on the exclusion or inclusion of specific items, they may not be comparable to measures used by other companies which have similar titles. CTS' management compensates for this limitation when performing peer comparisons by evaluating both GAAP and non-GAAP financial measures reported by peer companies. CTS believes that this measure is useful to its management, investors and stakeholders in that it:

•	provides a meaningful measure of CTS' operating performance,

•	reflects the results used by management in making decisions about the business, and

•	helps review and project CTS' performance over time.

We recommend that investors consider both actual and adjusted measures in evaluating the performance of CTS with peer companies.

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